UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 7, 2018

Kibush Capital Corp.

(Exact name of registrant as specified in its charter)

NEVADA

(State or other jurisdiction of incorporation)

000-55256

(Commission File No.)

Kibush Capital Corporation

401 Ryland St. STE 200-A

Reno, Nevada 89502

(Address of principal executive offices and Zip Code)

+(61) 3 9846 4288

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On May 14th, 2018, the Company’s subsidiary Aqua Mining (PNG) Ltd entered into a Memorandum of Agreement for 2 Years with the Landowners of Uare Landowners Incorporated Group, the Landowners who own the timber resource of the area known as the AREME TIMBER AREA, Ugima Landowners Incorporated Group, the Landowners who own the land that the Access road to the Logging project at AREME TIMBER AREA and Vero Garo Landowners Incorporated Group, the Landowners who own the land that the Access road to the Logging project at AREME TIMBER AREA.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	SEC Reference Number	Title of Document	Location

10.1	10	Memorandum of Agreement (MOA) dated 14th May 2018	This Filing

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 7th day of June, 2018.

KIBUSH CAPITAL CORP.

BY:	/s/ Warren Sheppard
Warren Sheppard, President